9-18-97 Redlined Draft

                         BANK ONE, NATIONAL ASSOCIATION
                              COMMERCIAL LOAN NOTE
                                Business Purpose


$1,000,000.00                     Columbus, Ohio            September ____, 1997


      FOR VALUE RECEIVED, the undersigned promises to pay to the order of BANK ONE, NATIONAL ASSOCIATION (hereinafter called the "Bank," which term shall include any holder hereof), at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of $1,000,000.00 (hereinafter called the "Principal Sum"), together with interest as hereinafter provided. The undersigned promises to pay the Principal Sum and the interest thereon at the time and in the manner hereinafter provided.

      This commercial loan note (this" Note") is issued pursuant to, and is entitled to the benefits of, a certain Loan and Security Agreement dated as of September ___, 1997, between the undersigned and the Bank, as amended, restated, supplemented or otherwise modified from time to time (the "Loan Agreement"), to which reference is hereby made for a more complete statement of the terms and conditions under which the Term Loan evidenced hereby is made. Capitalized terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings so defined.

INTEREST

      Interest will accrue on the unpaid balance of the Principal Sum until paid at a variable rate of interest per annum, which shall change in the manner set forth below equal to one and one-half percentage points (1 1/2%) in excess of the Prime Rate.

      Upon default, whether by acceleration or otherwise, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, until paid at a rate of interest per annum equal to two percentage points (2%) in excess of the interest rate in effect hereunder on the date of default.

      All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid.

      For the purposes of this Note and the instruments securing this Note, the term "Prime Rate" shall mean the commercial lending rate of interest per annum as fixed from time to time by the management of BANK ONE, NATIONAL ASSOCIATION, Columbus, Ohio, or its successors (hereinafter sometimes the "Reference Bank"), at its main office and designated as its "Prime Rate." The undersigned hereby waives any right to claim that the Prime Rate is an interest
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rate other than that rate designated by the Reference Bank as its "Prime Rate"
on the grounds that: (i) such rate may or may not be published or otherwise made known to the undersigned; or (ii) the Reference Bank may make loans to certain borrowers at interest rates which are lower that its "Prime Rate."

MANNER OF PAYMENT

      The Principal Sum shall be due and payable in thirty-six consecutive monthly installments, beginning on October 31, 1997, and continuing on the last day of each month thereafter, and at maturity whether by acceleration or otherwise. Each installment of Principal Sum shall be in the amount of $11,905.00, except the final installment shall be for the unpaid balance. Accrued interest shall be payable on the same dates as installments of the Principal Sum, and at maturity, whether by acceleration or otherwise.

LATE CHARGE

      Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 10% of the amount of the installment or payment.

SECURITY

      If, at the time of payment and discharge hereof, the undersigned shall be then directly or contingently liable to the Bank as maker, indorser, surety or guarantor of any other note, bill of exchange, or other instrument, then the Bank may continue to hold any of the collateral for the obligation evidenced hereby ("Collateral") as security therefor, even though this Note shall have been surrendered to the undersigned. The Bank shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties. If any obligation evidenced by this Note is not paid when due, the Bank may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral, and shall have the rights of a secured party under the laws of the State of Ohio, and the undersigned shall be liable for any deficiency.

DEFAULT

      Upon the occurrence of any of the following events:

      (1) the failure of the undersigned to make any payment of interest or of the Principal Sum on or before three days after the date such payment is due; or

      (2)   an "Event of Default" under the Loan Agreement,

then the Bank may, at its option, without notice or demand, accelerate the maturity of the


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obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS

      All of the parties hereto, including the undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Bank shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any Collateral herefor before exercising any other such rights.

      The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

      The captions used herein are for reference only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY

      THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED OR THE BANK WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE UNDERSIGNED OR THE BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THE RIGHT OF THE UNDERSIGNED TO TRIAL BY JURY.


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WARRANT OF ATTORNEY

      The undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any other state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                          Borrower:

                                          DREW SHOE CORPORATION


                                          By:_______________________________


                                          Its:______________________________


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